UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2006

Titanium Metals Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-28538	13-5630895
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1999 Broadway, Ste 4300, Denver, Colorado		80202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-296-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Titanium Metals Corporation amended its certificate of incorporation effective February 15, 2006. The proposal for the amendment was disclosed in an Information Statement distributed to Titanium Metals Corporation’s stockholders of record as of the record date of January 23, 2006. The Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Titanium Metals Corporation effected an increase in the number of authorized shares of common stock, $0.01 par value, from 90,000,000 to 200,000,000.

Item 9.01 Financial Statements and Exhibits.

99.1 Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Titanium Metals Corporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Titanium Metals Corporation

February 15, 2006	By:	/s/ Joan H. Prusse

Name: Joan H. Prusse
Title: VP, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

99.1(c)	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Titanium Metals Corporation